Morgan Stanley China A Share Fund, Inc.

Portfolio of Investments

Third Quarter Report

September 30, 2020 (unaudited)

	Shares	Value (000)
Common Stocks (95.6%)
Banks (7.5%)
Bank of Communications Co., Ltd., Class A	21,263,539	$14,199
Industrial & Commercial Bank of China Ltd., Class A	38,464,383	27,836
		42,035
Capital Markets (4.0%)
Huatai Securities Co. Ltd., Class A	7,384,515	22,397

Commercial Services & Supplies (0.9%)
Focused Photonics Hangzhou, Inc., Class A (a)	2,537,049	5,276

Communications Equipment (1.0%)
Guangzhou Haige Communications Group, Inc. Co., Class A	3,397,902	5,864

Electronic Equipment, Instruments & Components (8.7%)
Foxconn Industrial Internet Co. Ltd., Class A	18,332,396	36,780
Unisplendour Corp. Ltd., Class A	3,301,577	12,386
		49,166
Food Products (2.3%)
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	2,250,615	12,777

Gas Utilities (2.4%)
Shenzhen Gas Corp. Ltd., Class A	13,533,007	13,665

Health Care Providers & Services (6.0%)
China National Accord Medicines Corp. Ltd., Class A	527,614	3,590
Shanghai Pharmaceuticals Holding Co., Ltd. H Shares (b)	17,953,400	30,112
		33,702
Hotels, Restaurants & Leisure (3.5%)
Guangzhou Restaurant Group Co. Ltd., Class A	3,811,291	19,911

Household Durables (4.2%)
Haier Smart Home Co., Ltd., Class A	5,440,432	17,523
Midea Group Co., Ltd., Class A	556,192	5,961
		23,484
Independent Power & Renewable Electricity Producers (12.9%)
China Yangtze Power Co., Ltd., Class A	9,641,907	27,160
Guangxi Guiguan Electric Power Co., Ltd., Class A	27,357,380	19,281
Huaneng Lancang River Hydropower, Inc., Class A	42,931,972	26,358
		72,799
Insurance (2.9%)
China Pacific Insurance Group Co., Ltd. H Shares (b)	5,821,200	16,625

Interactive Media & Services (0.4%)
Baidu, Inc. ADR (a)	18,188	2,303

Machinery (1.2%)
Weichai Power Co. Ltd., Class A	3,051,072	6,790

Media (3.7%)
Shandong Publishing & Media Co. Ltd., Class A	19,622,334	17,813
Southern Publishing & Media Co., Ltd., Class A	2,132,261	2,769
		20,582

Morgan Stanley China A Share Fund, Inc.

Portfolio of Investments

Third Quarter Report

September 30, 2020 (unaudited)(cont’d)

Metals & Mining (1.4%)
Zhaojin Mining Industry Co., Ltd. H Shares (b)	6,381,500	7,849

Pharmaceuticals (17.9%)
China Resources Sanjiu Medical & Pharmaceutical Co., Ltd., Class A	13,533,438	50,970
Jiangsu Hengrui Medicine Co., Ltd., Class A	584,023	7,732
Jiangsu Nhwa Pharmaceutical Co. Ltd., Class A	1,958,091	4,425
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	2,520,682	6,332
Mayinglong Pharmaceutical Group Co. Ltd., Class A	2,454,040	7,561
Yunnan Baiyao Group Co., Ltd., Class A	1,660,730	23,944
		100,964
Real Estate Management & Development (7.6%)
China Merchants Shekou Industrial Zone Holdings Co., Ltd., Class A	8,179,477	18,294
China Vanke Co., Ltd., Class A	5,969,072	24,696
		42,990
Software (3.4%)
Beijing Thunisoft Corp., Ltd., Class A	5,420,320	19,107

Transportation Infrastructure (3.7%)
Jiangsu Expressway Co., Ltd., Class A	8,472,291	11,843
Shenzhen Airport Co., Ltd., Class A	7,096,035	8,959
		20,802
Total Common Stocks (Cost $532,676)		539,088
Short-Term Investment (0.1%)
Investment Company (0.1%)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (c) (Cost $357)	357,446	357
Total Investments (95.7%) (Cost $533,033) (d)(e)(f)		539,445
Other Assets in Excess of Liabilities (4.3%)		24,030
Net Assets (100.0%)		$563,475

(a)	Non-income producing security.
(b)	Security trades on the Hong Kong exchange.
(c)	The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio - (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the nine months ended September 30, 2020, advisory fees paid were reduced by approximately $2,000 relating to the Fund's investment in the Liquidity Funds.
(d)	The approximate fair value and percentage of net assets, $515,834,000 and 91.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in the Notes to the Portfolio of Investments.
(e)	The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the nine months ended September 30, 2020, the Fund did not engage in any cross-trade transactions.
(f)	At September 30, 2020, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $31,704,000 and the aggregate gross unrealized depreciation is approximately $25,292,000, resulting in net unrealized appreciation of approximately $6,412,000.

ADR	American Depositary Receipt.

Morgan Stanley China A Share Fund, Inc.

Portfolio of Investments

Third Quarter Report

September 30, 2020 (unaudited)(Cont’d)

Portfolio Composition
Classification	Percentage of Total Investments
Other*	36.7%
Pharmaceuticals	18.7
Independent Power & Renewable Electricity Producers	13.5
Electronic Equipment, Instruments & Components	9.1
Real Estate Management & Development	8.0
Banks	7.8
Health Care Providers & Services	6.2
Total Investments	100.0%

*	Industries and/or investment types representing less than 5% of total investments.

Morgan Stanley China A Share Fund, Inc.

Notes to the Portfolio of Investments ▪ September 30, 2020 (unaudited)

Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter (“OTC”) market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the “Adviser”), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security’s fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange (“NYSE”). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2020:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$—	$42,035	$—	$42,035
Capital Markets	—	22,397	—	22,397
Commercial Services & Supplies	—	5,276	—	5,276
Communications Equipment	—	5,864	—	5,864
Electronic Equipment, Instruments & Components	—	49,166	—	49,166
Food Products	—	12,777	—	12,777
Gas Utilities	—	13,665	—	13,665
Health Care Providers & Services	—	33,702	—	33,702
Hotels, Restaurants & Leisure	—	19,911	—	19,911
Household Durables	—	23,484	—	23,484
Independent Power & Renewable Electricity Producers	—	72,799	—	72,799
Insurance	—	16,625	—	16,625
Interactive Media & Services	2,303	—	—	2,303
Machinery	—	6,790	—	6,790
Media	—	20,582	—	20,582
Metals & Mining	—	7,849	—	7,849
Pharmaceuticals	—	100,964	—	100,964
Real Estate Management & Development	—	42,990	—	42,990
Software	—	19,107	—	19,107
Transportation Infrastructure	—	20,802	—	20,802
Total Common Stocks	2,303	536,785	—	539,088
Short-Term Investment
Investment Company	357	—	—	357
Total Assets	$2,660	$536,785	$—	$539,445

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.